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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of World Airways, Inc.
(the "Company")for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randy J. Martinez, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act"), that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

The foregoing certification is being furnished solely pursuant to Section 906 of the Act and is not being filed as part of the Report or as a separate disclosure document.


                                                      /s/  Randy J. Martinez
                                                      --------------------------
                                                      Randy J. Martinez
                                                      Chief Executive Officer


May 14, 2004